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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                  FORM 8-K/A-4

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  April 1, 2005

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                              NAYNA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

              Nevada                          000-13822           83-0210455
  (State or other jurisdiction of     (Commission File Number)   (IRS Employer
incorporation) Identification No.)

                              180 Rose Orchard Way
                               San Jose, CA 95134

          (Address of principal executive offices, including zip code)

                                 (408) 956-8000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Explanatory Note:

      This Form 8-K/A-4 (Amendment No. 4) is being filed solely for the purpose of supplementing and replacing the financial statements filed under Item 9.01 Financial Statements and Exhibits with the Form 8-K of Nayna Networks, Inc. (formerly Rescon Technology, Inc.) (the "Registrant") filed on April 8, 2005, as amended on April 18, April 20 and April 26, 2005 (the "Form 8-K"). This amendment replaces (i) the Nayna Networks, Inc. (the acquired company) audited financial statements for the 12 months ended December 31, 2003 and the unaudited financial statements for the 12 months ended December 31, 2004 with audited financial statements for the 12 months ended December 31, 2004 and December 31, 2003, and (ii) supplements the unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2004 by including notes to such pro forma financial statements. This amendment does not make any other changes to the Form 8-K.

Item 9.01. Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired. The audited financial statements of Nayna Networks, Inc., as of and for the years ended December 31, 2004 and December 31, 2003 are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

      (b) The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2004, prepared to give effect to the merger of Nayna Networks, Inc., a Delaware corporation, with the Registrant are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

      (c) Exhibits

The following exhibits are furnished in accordance with Item 601 of Regulation S-B.

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EXHIBIT NO.                DESCRIPTION

EXHIBIT 23.1           Consent of Independent Accountants

EXHIBIT 99.1           Financial statements of Nanya Networks, Inc.
                       (the acquired company), as of and for the years ended December 31, 2004 and December 31, 2003.

EXHIBIT 99.2 Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Nayna Networks, Inc.

                                      By: /s/ NAVEEN S. BISHT
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                                      Naveen S. Bisht
                                      President and Chief Executive Officer

Date: July 29, 2005